UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
c/o U.S. Bank Global Fund Services
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period: February 28, 2021

Item 1. Reports to Stockholders.

(a)

Semi-Annual Report – February 28, 2021

Important Notice:
As of January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Villere Balanced Fund and Villere Equity Fund’s (the “Funds”) shareholder reports are no longer sent by mail, unless you have specifically requested paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports are made available on the Funds’ website (www.villere.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically through your financial intermediary, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Funds at 866.209.1129.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you may inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 866.209.1129.

Villere Funds

Table of Contents

A Message to Our Shareholders	2

Sector Allocations	10

Schedules of Investments	11

Statements of Assets and Liabilities	16

Statements of Operations	17

Statements of Changes in Net Assets	18

Financial Highlights	20

Notes to Financial Statements	22

Expense Examples	33

Additional Information	35

Privacy Notice	Inside Back Cover

Villere Funds

February 28, 2021

To Our Fellow Shareholders:

The six-month period ending February 28, 2021, was strong for the Villere Funds with a favorable backdrop for small- and mid-cap stocks. 2020 was a most remarkable year for the stock market. After the COVID-19 pandemic  triggered the worst crash in a generation, unprecedented monetary and fiscal stimulus and the vaccine breakthrough sent stocks rallying across the board to record highs by the end of the year, a rally that continued for small-cap stocks in the first two months of 2021.

Technology companies were the clear winners in 2020 as the pandemic sped up digitalization, video-conferencing, and online shopping. Since the news of the vaccines came out in November, small-cap stocks had an incredible run as investors believed that vaccines would help the broader economy recover. The Russell 2000® Index, which tracks stock performance of small companies, gained 41.69% during the six-month reporting period, while the large-cap S&P 500® Index increased 9.74%. With no viable alternative to stocks, investors turned to areas of the market that had lagged. As noted previously, we believed smaller stocks would start to outperform larger stocks having underperformed large caps, as small-cap stocks have historically performed better during an economic recovery.

The yield on the 10-year U.S. Treasury Note has been climbing quickly in recent months, from 0.72% at the beginning of September to 1.44% at the end of February. Bond yields have been rising as investors are becoming increasingly bullish on the economy with the rollout of COVID-19 (the “pandemic”) vaccines. The prospect for strong economic growth and increasing concerns about higher inflation have pushed down the prices for bonds, which move in the opposite direction from yields. The Bloomberg Barclays Intermediate Government/Credit Bond Index declined 0.63% for the six-month reporting period.

Villere Balanced Fund – Results

The Villere Balanced Fund (the “Balanced Fund”) gained 17.91% during the six-month period ended February 28, 2021. In comparison, the Balanced Fund’s benchmark, the Lipper Balanced Funds Index, rose 10.12%. Stock selection and the Balanced Fund’s focus on primarily small- and mid-cap stocks helped the Balanced Fund outperform its peers, which tend to hold large-cap stocks. Higher interest rates disproportionately hurt high-growth technology companies because investors value them based on earnings expected years into the future. The Balanced Fund does not hold the large-cap technology stocks in the S&P 500® Index, such as the FAANGM (Facebook, Apple, Amazon, Netflix, Google, and

Villere Funds

Microsoft) and we avoided the pull back in those technology stocks as concerns grew about potentially rising interest rates sooner than expected.

					Since
Average Annual Total Returns					Inception
for Periods Ending 2/28/21	6 Mos.*	1 Year	5 Years	10 Years	9/30/99
Balanced Fund	17.91%	19.60%	10.59%	7.40%	7.89%
S&P 500® Index	9.74%	31.29%	16.82%	13.43%	7.26%
Lipper Balanced Funds Index	10.12%	19.92%	10.59%	8.05%	6.09%
Bloomberg Barclays Capital
Intermediate Government/
Credit Bond Index	-0.63%	2.35%	3.06%	2.96%	4.43%

*	Returns are not annualized.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Balanced Fund may be lower or higher than the performance quoted.  Current performance data for the most recent month end may be obtained by visiting www.villere.com.  As of the most recent prospectus, the gross expense ratio for the Balanced Fund was 0.99%. See the Financial Highlights in this report for the most current expense ratios.

Villere Equity Fund – Results

The Villere Equity Fund (the “Equity Fund”) gained 21.41% during the six-month period ended February 28, 2021. In comparison, the Equity Fund’s benchmarks, the Lipper Mid-Cap Growth Funds Index and the S&P 500® Index, rose 18.29% and 9.74%, respectively, during the period. The Equity Fund’s holdings tend to be more diversified in size (market capitalization) and style (growth at a reasonable price) than in the funds in the Lipper peer group. The Equity Fund’s outperformance for the period was aided by stock selection and the strong rally in small-cap stocks and value stocks.

				Since
Average Annual Total Returns				Inception
for Periods Ending 2/28/21	6 Mos.*	1 Year	5 Year	5/31/13
Equity Fund	21.41%	26.24%	11.56%	5.86%
Lipper Mid-Cap Growth Funds Index	18.29%	46.83%	21.33%	15.50%
S&P 500® Index	9.74%	31.29%	16.82%	13.85%

*	Returns are not annualized.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an

Villere Funds

investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Equity Fund may be lower or higher than the performance quoted.  Current performance data for the most recent month end may be obtained by visiting www.villere.com.  As of the most recent prospectus, the gross expense ratio for the Villere Equity Fund was 1.25%. See the Financial Highlights in this report for the most current expense ratios. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days.

Villere Balanced Fund – Asset Allocation

The asset allocation in the Balanced Fund was 67.5% in stocks, 17.6% in bonds, and 14.9% in cash at the end of February.

As mentioned, the 10-year Treasury yield increased from 0.72% at the beginning of the reporting period in September to 1.44% at the end of February. We still do not believe the bond market is attractive with yields artificially depressed. In this environment, any return is likely to come from the interest income generated. The Federal Reserve’s (the “Fed”) monetary policy should remain very stimulative as long as inflation is low, which likely means no increase in interest rates until late 2022 at the earliest. Since we mainly use the fixed income component for potential income and stability, we have kept duration short in an effort to reduce risk and are not reaching for lower credit ratings in search of yield.

We believe dividend stocks are generally more attractive than bonds. While stocks are more volatile, dividends have historically increased over time. On the other hand, the yield from fixed income is just that, “fixed,” and can get eaten up by inflation.

We held more cash than normal at the end February after trimming and selling some holdings as the stock market reached record levels and valuations were high.

Inside the Portfolios – Equities

Active management, individual company research, and stock selection continue to be central to our process and strategy. Top contributors to performance for both Funds during the six-month period ended February 28, 2021 included Caesars Entertainment, Inc. (“Caesars”), ON Semiconductors Corp. (“ON”), and First Hawaiian, Inc. (“First Hawaiian”).

Caesars is now the largest casino-entertainment company in the U.S. and one of the world’s most diversified casino entertainment providers. It operates primarily under the Caesars, Harrah’s, Horseshoe, and Eldorado brand names. All of Caesar’s casinos have reopened since the COVID-19 crisis. Caesars'

Villere Funds

stock gained 90.5% during the six-month period, continuing the sharp rally from the March lows. The management team has a proven history of quickly deleveraging after acquisitions and outperforming lofty cost reduction expectations. These tight controls on expenses should help make the company’s regional casinos more profitable and the shrinking marketing spend does not seem to affect demand. The explosive growth in U.S. sports betting is also providing momentum and Caesars’ purchase of William Hill makes them a top contender in online gaming.

ON Semiconductor manufactures and sells semiconductors for various devices worldwide. The stock gained 82.8% during the six-month period. Semiconductors have been important drivers of the overall growth in technology and ON Semiconductor has benefitted from the continued stay-at-home trends during the pandemic. The global chip shortage also helped boost the stock price as demand spiked. We believe that ON Semiconductor is well-positioned to benefit from the massive 5G cellular buildout over the next several years, as well as the trend to increase technology in automobiles, including growth in electric and autonomous vehicles. The 5G wireless transition should continue to lift chipmakers involved in cellular infrastructure and smartphones, and ON makes chips that handle power in wireless base stations.

First Hawaiian is a bank holding company, headquartered in Honolulu, with the largest banking franchise in Hawaii. First Hawaiian was negatively affected by the halt in tourism during the pandemic and the banking industry was hard-hit by the heightened credit risk. The stock rebounded 70.2% during the six-month period, fueled by several positive developments, including the progress on the COVID-19 vaccine. We believe that strong military spending in Hawaii, an increase in tourism, and the geographically isolated loan portfolio provide an investment opportunity in First Hawaiian. It also has an experienced management team, strong business clientele, and is paying a very attractive dividend.

Detractors from performance this reporting period for both Funds included Roper Technologies, Inc. (“Roper”), Visa, Inc. (“Visa”), and eHealth, Inc. (“eHealth”).

Roper is an American diversified industrial technology company that produces engineered products for global niche markets and customers in over 100 countries. Roper is a highly acquisitive company with a focus on running and buying niche-focused, asset-light businesses. Roper focuses on buying businesses with sizable competitive advantages, strong market positions, and decent growth opportunities. Importantly, the company stays away from fixer uppers and only looks to buy businesses with strong management teams. Roper’s

Villere Funds

stock declined 12.0% during the six-month period as Roper reported mixed results for the fourth quarter of 2020, with earnings surpassing estimates and sales lagging. However, we believe Roper is well positioned in this environment and should continue to generate high recurring revenues and high margins.

Visa’s stock rebounded quickly after the March lows and has been trading mostly sideways for a while. It was down 1.2% during the six-month period. A long-term strong holding in the Funds, we continue to like Visa as the economy fully reopens and people begin to once again travel, stay in hotels, eat in restaurants, and shop in-person rather than online. Visa’s push in digital payments technology has seen strong growth during the pandemic and is a growth opportunity. Visa is also raising swipe fees, which are fees paid by merchants to card-issuing banks and credit-card companies for processing transactions, for some types of credit-card purchases in April.

eHealth is a leading online health insurance platform that simplifies the process for consumers to compare and shop for private health insurance plans. eHealth offers more than 10,000 plans from over 180 companies, including many of the nation’s leading health insurance companies. The company primarily provides plans related to Medicare, with an opportunity to capitalize on the large number of Americans turning 65 every day and the growth in Medicare Advantage. eHealth fell 7.0% during the six-month period, reporting fourth quarter 2020 revenues below Wall Street expectations. We believe that eHealth should benefit from investments in Medicare-related marketing initiatives and the expansion of online sales as seniors become more digital-savvy.

During the reporting period, we purchased Palomar Holdings, Inc. (“Palomar”) in both Funds. Palomar is a fast-growing, small-cap specialty insurer that offers protection for properties damaged from earthquake, wind, and flood. We believe that Palomar uses technology more efficiently than its competitors, and the company has a large exposure to the California earthquake market, where it uses more granular data to more accurately price policies and risk.

In the Equity Fund, we bought Open Lending Corp. at the beginning of the reporting period. The stock was up 63.7% during the six-month period. Open Lending helps automotive lenders offer loans to traditionally underserved borrowers with near-prime credit ratings. Open Lending’s primary offering pairs loan default insurance with its proprietary analytics to allow the lenders to give these car buyers more attractive rates. The company itself is not a lender, and does not provide the insurance coverage, but serves as an intermediary. We expect revenues to grow in excess of 40% per year for the next several years as Open Lending continues to partner with the car companies themselves to boost auto sales.

Villere Funds

We trimmed our positions in Steris PLC and ON Semiconductor; and sold both Howard Hughes Corp. and LKQ Corp. entirely in both Funds. In the Balanced Fund, we added to our position in Abiomed, Inc. and Roper Technologies. In the Equity Fund, we bought more shares of Progressive Corp.

Strategy & Outlook

The overall stock market seems somewhat overextended. There are signs of potential exuberance, such as historically elevated stock valuation metrics, record inflows into exchange-traded funds with high concentration in popular stocks, very high levels of retail investors borrowing money to trade stocks, and excessive investor optimism reaching a “euphoric” level. The large technology stocks make up 22% of the S&P 500® Index, pushing up valuations and making the index risky.

While we now have vaccines, the rollout of the vaccines has been slower than expected due to the difficulty of distribution and prioritization. There is also a risk that people may be more resistant to taking the vaccine than expected. These are near-term risks to the markets, as are stretched stock valuations.

Investors have been piling into stocks, expecting that the historic support from the Fed and greater fiscal spending from the Biden administration will continue to boost asset prices. We should see a broader, improving economic recovery as vaccines become more available; however, corporate earnings and fundamentals need to improve to validate lofty stock prices.

The stock market seems to look past the short-term turmoil, knowing that there is light at the end of the tunnel, but the disconnect between Wall Street and Main Street has continued much longer than people expected back in the summer. The market has priced in a lot of good news, however we believe that more gains are possible by the end of 2021. The Fed is committed to keeping interest rates low and continuing its bond-buying program to support the economy, and once we get through this challenging time, pent-up consumer demand should boost economic growth and corporate profits.

We believe tech high-flyers are still overvalued. While small caps have had a very good run, we believe they offer better opportunity than large caps. Small companies are more tied to the domestic economy than large companies, which make more money abroad. Many large companies also need to “buy growth” by acquiring small- and mid-sized companies. We believe that there is more opportunity in stocks that should benefit most from the economy reopening, and value stocks should outperform growth stocks. With that said, we have taken some risk off the table.

Villere Funds

Bond yields bear watching as they have risen recently amid optimism about the pace of the U.S. economic growth and concerns about higher inflation. Rising interest rates and yields make stocks less attractive. The 10-year Treasury yield is now close to the average yield for the S&P 500® Index.

Our focus continues to be on individual companies. It is finally becoming more of a stock picker’s market, where individual companies are being rewarded for their earnings as opposed to money just pouring into large-cap tech names. Given the prospects of more uncertainty and a recovery path that will likely be uneven and varied across industries, we will continue to run our selective, disciplined investment process. We invest in high quality small- and medium-sized companies with growing profits, reasonable valuations, and strong outlooks.

Thank you for your continued support and confidence in the Villere Funds.

Sincerely,

St. Denis J. Villere II	George V. Young

St. Denis J. Villere III	Lamar G. Villere, CFA

Footnotes:

The opinions expressed above are those of Villere & Co. and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Please refer to the Schedules of Investments in the report for more complete information regarding Fund holdings. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their situation. Neither the Funds nor any of its representatives may give legal or tax advice.

The Lipper Balanced Funds Index is an equally weighted performance index of the largest qualifying funds in the Lipper category. The Lipper Mid-Cap Growth Funds Index invest in at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s large-cap floor. These indices are unmanaged and returns include reinvested dividends. The S&P 500® Index is an unmanaged index that is widely regarded as the

Villere Funds

standard for measuring large-cap U.S. stock market performance. The Bloomberg Barclays Capital Intermediate Government/Credit Bond Index measures the performance of the U.S. dollar-denominated U.S. Treasuries, government-related and investment-grade credit securities that have a remaining maturity of greater than or equal to 1 year or less than 10 years. The Russell 2000® Index is a market capitalization-weighted benchmark index made up of the 2,000 smallest U.S. companies in the Russell 3,000® index.

Duration is a measure of the sensitivity of the price of a fixed-income investment to a change in interest rates. It is expressed as a number of years.

It is not possible to invest directly in an index.

Mutual fund investing involves risk; loss of principal is possible. Investments in smaller and medium sized companies involve additional risks such as limited liquidity and greater volatility.  The Balanced Fund will invest in debt securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.  Investments in lower rated and non-rated securities present a great risk of loss to principal and interest than higher rated securities. The Equity Fund may invest in foreign securities.  Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. The Equity Fund’s ability to invest in initial public offerings (IPOs) involves a higher degree of risk than more seasoned companies.

Past performance is not indicative of future results.

Earnings growth is a key indicator for measuring a company’s success and a driving force behind stock price appreciation. Earnings growth is the percentage gain in net income over time.

While the Funds are no-load, advisory & other expenses still apply. Please refer to the Prospectus for more information.

Must be preceded or accompanied by a current prospectus.

The Funds are distributed by Quasar Distributors, LLC.

Villere Funds

SECTOR ALLOCATIONS at February 28, 2021 (Unaudited)

Balanced Fund

Sector	Percent of Net Assets

Finance	18.7%
Money Market Funds	15.6%
General Manufacturing	13.8%
Health Care Equipment Manufacturing	12.7%
Private Funds[1]	9.5%
Insurance	7.8%
Amusement & Recreation	7.2%
Food Manufacturing	6.2%
Professional, Scientific & Technical Services	5.9%
Mining	5.1%
Computer & Electronic Products	4.0%
Transportation & Warehousing	2.1%
Wholesale Trade	0.5%
Utilities	0.5%
General Merchandise Stores	0.3%
Liabilities in Excess of Other Assets	(9.9)%
Total	100.0%

Equity Fund

Sector	Percent of Net Assets

Private Funds[1]	20.1%
Finance	16.9%
Money Market Funds	16.0%
General Manufacturing	14.6%
Health Care Equipment Manufacturing	12.9%
Insurance	11.2%
Computer & Electronic Products	9.9%
Amusement & Recreation	8.3%
Medical Equipment & Supplies Manufacturing	4.5%
Employment Services	3.6%
Transportation & Warehousing	2.3%
Professional, Scientific & Technical Services	2.3%
Liabilities in Excess of Other Assets	(22.6)%
Total	100.0%

[1]	Investments purchased with cash proceeds from securities lending.

Balanced Fund

SCHEDULE OF INVESTMENTS at February 28, 2021 (Unaudited)

Shares		Value
COMMON STOCKS: 65.6%

Amusement, Gambling &
Recreation Industries: 7.2%
155,880	Caesars
	Entertainment,
	Inc.[1]	$14,565,427

Chemical Manufacturing: 4.8%
65,180	Ligand
	Pharmaceuticals,
	Inc.[1,2]	9,660,980

Computer & Electronic
Product Manufacturing: 6.5%
175,930	ON Semiconductor
	Corp.[1]	7,084,701
16,365	Roper
	Technologies,
	Inc.	6,179,751
		13,264,452
Credit Intermediation: 18.5%
60,660	Euronet
	Worldwide, Inc.[1]	9,117,805
314,086	First Hawaiian,
	Inc.	8,759,858
753,704	Kearny Financial
	Corp.	8,554,540
53,320	Visa, Inc. –
	Class A2	11,324,635
		37,756,838
Health Care Equipment
Manufacturing: 12.7%
17,970	ABIOMED, Inc.[1]	5,832,163
34,025	STERIS PLC	5,947,570
31,685	Stryker Corp.	7,689,633
16,180	Teleflex, Inc.	6,441,582
		25,910,948
Insurance Carriers &
Related Activities: 7.4%
87,864	eHealth, Inc.[1]	5,220,879
48,656	Palomar Holdings,
	Inc.[1]	4,142,085
66,520	The Progressive
	Corp.	5,717,394
		15,080,358
Professional, Scientific &
Technical Services: 1.8%
148,779	Ebix, Inc.[2]	3,627,232

Sporting & Recreation
Goods: 4.6%
28,227	Pool Corp.	9,449,553

Truck Transportation: 2.1%
29,510	J.B. Hunt
	Transport
	Services, Inc.	4,334,134

TOTAL COMMON STOCKS
(Cost $92,516,613)		133,649,922

PREFERRED STOCKS: 1.5%

Diversified Financials: 1.5%
	B Riley
	Financial,Inc.,
47,800	6.750%	1,224,636
72,000	6.500%	1,846,080
		3,070,716
TOTAL PREFERRED
STOCKS
(Cost $2,995,000)		3,070,716

The accompanying notes are an integral part of these financial statements.

Balanced Fund

SCHEDULE OF INVESTMENTS at February 28, 2021 (Unaudited) (Continued)

Principal
Amount		Value
CORPORATE BONDS: 17.7%

Chemical Manufacturing: 0.2%
	HB Fuller Co.,
	4.000%,
$238,000	2/15/27	$248,478
	Kimberly-Clark
	Corp.,
	3.200%,
100,000	4/25/29[2]	111,074
		359,552
Computer & Electronic
Product Manufacturing: 0.5%
	Alphabet, Inc.,
	0.800%,
1,000,000	8/15/27[2]	969,402

Credit Intermediation: 0.2%
	Visa, Inc.,
	0.750%,
321,000	8/15/27[2]	311,197

Fabricated Metal Product
Manufacturing: 0.5%
	Emerson Electric Co.,
	0.875%,
950,000	10/15/26[2]	935,184

Food Manufacturing: 6.2%
	Campbell Soup Co.,
	2.500%,
6,045,000	8/2/22	6,226,472
	Flowers
	Foods, Inc.,
	4.375%,
6,225,000	4/1/22	6,411,962
		12,638,434
Furniture Manufacturing: 0.5%
	Leggett &
	Platt, Inc.,
	3.400%,
970,000	8/15/22	998,433

General Merchandise Stores: 0.3%
	Walmart, Inc.,
	3.400%,
640,000	6/26/23[2]	683,700

Insurance Carriers &
Related Activities: 0.4%
	Reinsurance Group
	of America, Inc.,
	3.900%,
800,000	5/15/29[2]	887,134

Merchant Wholesalers &
Durable Goods: 0.5%
	Hubbell, Inc.,
	3.500%,
1,045,000	2/15/28	1,119,938

Oil & Gas: 5.1%
	Phillips 66,
	4.300%,
10,000,000	4/1/22	10,419,051

Primary Metal
Manufacturing: 0.2%
	Reliance Steel &
	Aluminum Co.,
	1.300%,
490,000	8/15/25	489,259

Professional, Scientific &
Technical Services: 2.6%
	Equifax, Inc.,
	3.300%,
4,995,000	12/15/22	5,212,707

Utilities: 0.5%
	Duke Energy
	Corp.,
	0.900%,
1,000,000	9/15/25[2]	987,894

TOTAL CORPORATE
BONDS
(Cost $34,782,915)		36,011,885

The accompanying notes are an integral part of these financial statements.

Balanced Fund

SCHEDULE OF INVESTMENTS at February 28, 2021 (Unaudited) (Continued)

Shares		Value
SHORT-TERM
INVESTMENTS: 15.6%

Money Market Funds: 15.6%
31,750,903	Invesco
	Government &
	Agency
	Portfolio –
	Institutional
	Class, 0.030%[3]	$31,750,903

TOTAL SHORT-TERM
INVESTMENTS
(Cost $31,750,903)		31,750,903

INVESTMENTS PURCHASED
WITH CASH PROCEEDS
FROM SECURITIES
LENDING: 9.5%

Private Funds: 9.5%
19,348,694	Mount Vernon
	Liquid Assets
	Portfolio,
	0.130%[3]	19,348,694

TOTAL INVESTMENTS
PURCHASED WITH
CASH PROCEEDS FROM
SECURITIES LENDING
(Cost $19,348,694)		19,348,694

TOTAL INVESTMENTS
IN SECURITIES: 109.9%
(Cost $181,394,125)		223,832,120
Liabilities in Excess
of Other Assets: (9.9)%		(20,141,160)
TOTAL NET
ASSETS: 100.0%		$203,690,960

[1]	Non-income producing security.
[2]	This security or a portion of this security is out on loan as of February 28, 2021. Total loaned securities had a value of $18,901,494 or 9.3% of net assets.
[3]	Annualized seven-day effective yield as of February 28, 2021.

The accompanying notes are an integral part of these financial statements.

Equity Fund

SCHEDULE OF INVESTMENTS at February 28, 2021 (Unaudited)

Shares		Value
COMMON STOCKS: 86.5%

Administrative & Support
Services: 3.6%
21,900	TTEC Holdings,
	Inc.	$1,842,666

Amusement, Gambling &
Recreation Industries: 8.3%
45,810	Caesars
	Entertainment,
	Inc.[1,2]	4,280,487

Chemical Manufacturing: 5.9%
20,320	Ligand
	Pharmaceuticals,
	Inc.[1,2]	3,011,830

Computer & Electronic
Product Manufacturing: 8.7%
58,865	ON Semiconductor
	Corp.[1]	2,370,494
5,470	Roper Technologies,
	Inc.	2,065,582
		4,436,076
Credit Intermediation: 22.2%
18,650	Euronet
	Worldwide, Inc.[1]	2,803,281
67,890	First Hawaiian,
	Inc.	1,893,452
128,190	Kearny Financial
	Corp.	1,454,957
71,455	Open Lending
	Corp. – Class A1	2,732,439
11,790	Visa, Inc. –
	Class A2	2,504,078
		11,388,207
Health Care Equipment
Manufacturing: 17.3%
7,420	ABIOMED, Inc.[1]	2,408,161
10,490	STERIS PLC	1,833,652
9,715	Stryker Corp.	2,357,733
5,740	Teleflex, Inc.	2,285,209
		8,884,755
Insurance Carriers &
Related Activities: 11.2%
26,530	eHealth, Inc.[1,2]	1,576,412
26,145	Palomar Holdings,
	Inc.[1]	2,225,724
22,665	The Progressive
	Corp.	1,948,057
		5,750,193
Professional, Scientific &
Technical Services: 2.3%
48,090	Ebix, Inc.[2]	1,172,434

Sporting & Recreation
Goods: 4.7%
7,270	Pool Corp.	2,433,778

Truck Transportation: 2.3%
7,990	J.B. Hunt
	Transport
	Services, Inc.	1,173,491

TOTAL COMMON STOCKS
(Cost $29,789,896)		44,373,917

SHORT-TERM INVESTMENTS: 16.0%

Money Market Funds: 16.0%
8,200,007	Invesco
	Government &
	Agency
	Portfolio –
	Institutional
	Class, 0.030%[3]	8,200,007

TOTAL SHORT-TERM
INVESTMENTS
(Cost $8,200,007)		8,200,007

The accompanying notes are an integral part of these financial statements.

Equity Fund

SCHEDULE OF INVESTMENTS at February 28, 2021 (Unaudited) (Continued)

Shares		Value
INVESTMENTS PURCHASED
WITH CASH PROCEEDS
FROM SECURITIES
LENDING: 20.1%

Private Funds: 20.1%
10,301,632	Mount Vernon
	Liquid Assets
	Portfolio,
	0.130%[3]	$10,301,632

TOTAL INVESTMENTS
PURCHASED WITH CASH
PROCEEDS FROM
SECURITIES LENDING
(Cost $10,301,632)		10,301,632

TOTAL INVESTMENTS
IN SECURITIES: 122.6%
(Cost $48,291,535)		62,875,556
Liabilities in Excess
of Other Assets: (22.6)%		(11,572,118)

TOTAL NET
ASSETS: 100.0%		$51,303,438

[1]	Non-income producing security.
[2]	This security or a portion of this security is out on loan as of February 28, 2021. Total loaned securities had a value of $10,432,979 or 20.3% of net assets.
[3]	Annualized seven-day effective yield as of February 28, 2021.

The accompanying notes are an integral part of these financial statements.

Villere Funds

STATEMENTS OF ASSETS AND LIABILITIES at February 28, 2021 (Unaudited)

	Balanced Fund	Equity Fund
ASSETS
Investments in unaffiliated securities, at value[1]
(Cost $181,394,125 and $48,291,535, respectively)	$223,832,120	$62,875,556
Receivables:
Fund shares sold	7,372	460
Dividends and interest	475,871	25,810
Securities lending income, net	2,333	720
Prepaid expenses	11,354	5,983
Total assets	224,329,050	62,908,529

LIABILITIES
Payables:
Collateral received for securities loaned	19,348,694	10,301,632
Investment securities purchased	965,048	1,191,288
Fund shares redeemed	147,415	47,022
Investment advisory fees	118,869	30,078
Fund administration fees	21,958	4,710
Audit fees	10,940	10,940
Transfer agent fees	9,130	2,871
Fund accounting fees	5,448	5,174
Chief Compliance Officer fees	2,066	2,066
Trustee fees	1,070	6,236
Custody fees	1,336	872
Other accrued expenses	6,116	2,202
Total liabilities	20,638,090	11,605,091
NET ASSETS	$203,690,960	$51,303,438

COMPONENTS OF NET ASSETS
Paid-in capital	$158,112,180	$36,189,814
Total distributable (accumulated) earnings (losses)	45,578,780	15,113,624
Net assets	$203,690,960	$51,303,438
[1] Includes loaned securities with a market value of	$18,901,494	$10,432,979

Net Assets	$203,690,960	$51,303,438
Shares (unlimited number of shares
authorized without par value)	8,122,149	3,465,485
Net assets value, offering, and redemption price per share	$25.08	$14.80

The accompanying notes are an integral part of these financial statements.

Villere Funds

STATEMENTS OF OPERATIONS For the Six Months Ended February 28, 2021 (Unaudited)

	Balanced Fund	Equity Fund
INVESTMENT INCOME
Dividends	$873,447	$268,990
Interest	584,628	823
Income from securities lending, net	32,509	10,479
Total investment income	1,490,584	280,292

EXPENSES
Investment advisory fees	730,187	175,532
Fund administration fees	74,622	23,132
Sub-transfer agent fees	50,034	3,537
Miscellaneous expense	18,466	5,714
Fund accounting fees	16,999	16,076
Registration fees	11,625	10,778
Transfer agent fees	11,588	9,849
Audit fees	10,940	10,940
Reports to shareholders	9,915	2,489
Trustee fees	9,353	13,640
Chief Compliance Officer fees	5,874	5,874
Custody fees	4,577	2,566
Legal fees	3,850	3,561
Insurance expense	1,553	1,373
Total expenses	959,583	285,061
Net investment income (loss)	531,001	(4,769)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	6,230,434	827,923
Change in net unrealized appreciation/depreciation
on investments	25,376,932	8,306,101
Net realized and unrealized gain (loss) on investments	31,607,366	9,134,024
Net increase (decrease) in net assets
resulting from operations	$32,138,367	$9,129,255

The accompanying notes are an integral part of these financial statements.

Balanced Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2021	Year Ended
	(Unaudited)	August 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$531,001	$1,405,770
Net realized gain (loss) on investments	6,230,434	11,972,361
Change in net unrealized appreciation/depreciation
on investments	25,376,932	(8,362,369)
Net increase (decrease) in net assets
resulting from operations	32,138,367	5,015,762

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(11,807,778)	(1,629,240)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived
from net change in outstanding shares[1]	(4,841,015)	(38,257,102)
Total increase (decrease) in net assets	15,489,574	(34,870,580)

NET ASSETS
Beginning of period/year	$188,201,386	$223,071,966
End of period/year	$203,690,960	$188,201,386

[1]	Summary of capital share transactions is as follows:

	Six Months Ended
	February 28, 2021		Year Ended
	(Unaudited)		August 31, 2020
	Shares	Value	Shares	Value
Shares sold	111,486	$2,693,994	189,537	$4,209,243
Shares issued in
reinvestment of
distributions	479,002	11,601,436	68,010	1,591,442
Shares redeemed	(797,674)	(19,136,445)	(2,029,193)	(44,057,787)
Net increase
(decrease)	(207,186)	$(4,841,015)	(1,771,646)	$(38,257,102)

The accompanying notes are an integral part of these financial statements.

Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2021	Year Ended
	(Unaudited)	August 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$(4,769)	$(112,173)
Net realized gain (loss) on investments	827,923	326,692
Change in net unrealized appreciation/depreciation
on investments	8,306,101	2,055,649
Net increase (decrease) in net assets
resulting from operations	9,129,255	2,270,168

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(361,151)	(73,863)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived
from net change in outstanding shares[1]	(579,259)	1,140,645
Total increase (decrease) in net assets	8,188,845	3,336,950

NET ASSETS
Beginning of period/year	$43,114,593	$39,777,643
End of period/year	$51,303,438	$43,114,593

[1]	Summary of capital share transactions is as follows:

	Six Months Ended
	February 28, 2021		Year Ended
	(Unaudited)		August 31, 2020
	Shares	Value	Shares	Value
Shares sold	91,074	$1,284,175	253,160	$2,889,706
Shares issued in
reinvestment of
distributions	25,340	358,820	5,830	73,283
Shares redeemed[2]	(162,758)	(2,222,254)	(156,532)	(1,822,344)
Net increase
(decrease)	(46,344)	$(579,259)	102,458	$1,140,645

[2]	Net of redemption fees of $356 and $339, respectively.

The accompanying notes are an integral part of these financial statements.

Balanced Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

	Six Months
	Ended
	February 28,
	2021	Year Ended August 31,
	(Unaudited)	2020	2019	2018	2017	2016
Net asset value,
beginning of period/year	$22.60	$22.08	$25.22	$21.40	$20.67	$23.12

INCOME FROM INVESTMENT OPERATIONS:
Net investment
income (loss)[1]	0.07	0.15	0.20	0.20	0.10	0.19
Net realized and unrealized
gain (loss) on investments	3.92	0.54	(1.95)	3.77	0.81	0.11
Total from
investment operations	3.99	0.69	(1.75)	3.97	0.91	0.30

LESS DISTRIBUTIONS:
From net
investment income	(0.16)	(0.17)	(0.24)	(0.15)	(0.18)	(0.20)
From net realized gain	(1.35)	—	(1.15)	—	—	(2.55)
Total distributions	(1.51)	(0.17)	(1.39)	(0.15)	(0.18)	(2.75)
Net asset value,
end of period/year	$25.08	$22.60	$22.08	$25.22	$21.40	$20.67

Total return	17.91%[2]	3.06%	(6.20)%	18.67%	4.45%	2.50%

SUPPLEMENTAL DATA:
Net assets, end of
period/year (millions)	$203.7	$188.2	$223.1	$299.6	$295.2	$395.4

Portfolio turnover rate	6%[2]	22%	21%	23%	18%	14%

RATIOS:
Expenses to average
net assets	0.99%[3]	0.98%	0.98%	0.96%	0.93%	0.97%
Net investment gain (loss)
to average net assets	0.55%[3]	0.69%	0.89%	0.85%	0.50%	0.93%

[1]	Calculated based on average shares outstanding during the period.
[2]	Not annualized.
[3]	Annualized.

The accompanying notes are an integral part of these financial statements.

Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

	Six Months
	Ended
	February 28,
	2021	Year Ended August 31,
	(Unaudited)	2020	2019	2018	2017	2016
Net asset value,
beginning of period/year	$12.28	$11.67	$12.89	$10.43	$10.29	$10.40

INCOME FROM INVESTMENT OPERATIONS:
Net investment
income (loss)[1]	(0.00)[2]	(0.03)	0.02	0.01	(0.04)	0.01
Net realized and unrealized
gain (loss) on investments	2.62	0.66	(1.21)	2.45	0.19	0.04
Total from
investment operations	2.62	0.63	(1.19)	2.46	0.15	0.05
Paid-in capital from
redemption fees	0.00 [2]	0.00 [2]	—	0.00 [2]	0.00 [2]	0.00 [2]

LESS DISTRIBUTIONS:
From net
investment income	—	(0.02)	—	—	(0.01)	—
From net realized gain	(0.10)	—	(0.03)	—	—	(0.16)
Total distributions	(0.10)	(0.02)	(0.03)	—	(0.01)	(0.16)
Net asset value,
end of period/year	$14.80	$12.28	$11.67	$12.89	$10.43	$10.29

Total return	21.41%[3]	5.41%	(9.16)%	23.59%	1.47%	0.68%

SUPPLEMENTAL DATA:
Net assets, end
of period/year (millions)	$51.3	$43.1	$39.8	$42.1	$36.5	$37.3

Portfolio turnover rate	8%[3]	35%	36%	24%	25%	32%

RATIOS:
Expenses to average
net assets	1.22%[4]	1.22%	1.23%	1.22%	1.24%	1.24%
Net investment gain (loss)
to average net assets	(0.02)%[4]	(0.28)%	0.19%	0.07%	(0.41)%	0.15%

[1]	Calculated based on average shares outstanding during the period.
[2]	Does not round to $0.01 or $(0.01), as applicable.
[3]	Not annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

Villere Funds

NOTES TO FINANCIAL STATEMENTS February 28, 2021 (Unaudited)

NOTE 1 – ORGANIZATION

The Balanced Fund and the Equity Fund are each a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”. The Balanced Fund commenced operations on September 30, 1999. The Equity Fund commenced operations on May 31, 2013.

The investment objective of the Balanced Fund is to seek long-term capital growth consistent with preservation of capital and balanced by current income. The investment objective of the Equity Fund is to achieve long-term growth.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”) and Master Limited Partnerships (“MLPs”), that are traded on U.S. or foreign national securities exchanges are valued either at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities, which may include REITs, BDCs and MLPs, that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the evaluated mean prices supplied by an approved independent pricing service. The independent pricing service may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally

Villere Funds

NOTES TO FINANCIAL STATEMENTS February 28, 2021 (Unaudited) (Continued)

consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Trust’s Valuation Committee.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Trust’s Valuation Committee. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees (the “Board”). Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Funds utilize various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other

Villere Funds

NOTES TO FINANCIAL STATEMENTS February 28, 2021 (Unaudited) (Continued)

characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurements fall in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of February 28, 2021. See the Schedules of Investments for industry breakouts.

Balanced Fund
	Investments
	Measured at
	Net Asset Value	Level 1	Level 2	Level 3	Total
Common
Stocks	$—	$133,649,922	$—	$—	$133,649,922
Preferred
Stocks	—	3,070,716	—	—	3,070,716
Corporate
Bonds	—	—	36,011,885	—	36,011,885
Short-Term
Investments	—	31,750,903	—	—	31,750,903
Investments
Purchased
with Cash
Proceeds from
Securities
Lending	19,348,694	—	—	—	19,348,694
Total
Investments
in Securities	$19,348,694	$168,471,541	$36,011,885	$—	$223,832,120

Villere Funds

NOTES TO FINANCIAL STATEMENTS February 28, 2021 (Unaudited) (Continued)

Equity Fund
	Investments
	Measured at
	Net Asset Value	Level 1	Level 2	Level 3	Total
Common
Stocks	$—	$44,373,916	$—	$—	$44,373,916
Short-Term
Investments	—	8,200,007	—	—	8,200,007
Investments
Purchased
with Cash
Proceeds from
Securities
Lending	10,301,632	—	—	—	10,301,632
Total
Investments
in Securities	$10,301,632	$52,573,923	$—	$—	$62,875,555

B.
Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare dividends in each calendar year of at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. As of the most recent fiscal year ended August 31, 2020, the Funds had no capital loss carryovers available for federal income tax purposes.

As of February 28, 2021, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Funds identify major tax jurisdiction as U.S. Federal and the Commonwealth of Massachusetts. As of February 28, 2021, the Funds are not aware

Villere Funds

NOTES TO FINANCIAL STATEMENTS February 28, 2021 (Unaudited) (Continued)

of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

C.
Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income and securities lending income are recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for each Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

E.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

F.
Share Valuation. The net asset value (“NAV”) per share of the Funds are calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. Each Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s NAV per share. The Equity Fund charges a 2.00% redemption fee on shares held less than 60 calendar days. This fee is deducted from the redemption proceeds otherwise payable to the shareholder. The Equity Fund retains the fee charged as paid-in capital and such fees become part of the Fund’s daily NAV calculation.

Villere Funds

NOTES TO FINANCIAL STATEMENTS February 28, 2021 (Unaudited) (Continued)

G.
Guarantees and Indemnifications. In the normal course of business, each Fund enters into contracts with service providers that contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

H.
Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Board approved liquidity risk management program (the “program”) that requires, among other things, that the Funds limit their illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any investment that the Funds reasonably expect cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

I.
Subsequent Events. In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Funds have determined that there were no subsequent events that would need to be disclosed in the Funds’ financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The St. Denis J. Villere & Co., LLC (the “Adviser”) provides the Funds with investment management services under an Investment Advisory Agreement (the “Advisory Agreement”) for each Fund. Under each Advisory Agreement, the Adviser furnishes all investment advice, office space, and certain administrative services, and provides most of the personnel needed by the Funds. As compensation for its services, the Adviser is entitled to receive a monthly fee at the annual rate of 0.75% for the Balanced Fund and Equity Fund based upon the average daily net assets of each Fund. For the six months ended February 28, 2021, the advisory fees incurred by the Funds are disclosed in the Statements of Operations. The investment advisory fees incurred are paid monthly to the Adviser, net of any monthly waiver or reimbursement discussed below.

The Adviser has contractually agreed to limit the annual ratio of expenses (“Expense Caps”) to 0.99% and 1.25% of each Fund’s average daily net assets for the Balanced Fund and Equity Fund, respectively. The Operating Expense Limitation Agreement has an indefinite term and may be terminated at any time, and without payment of any penalty, by the Board, on behalf of the

Villere Funds

NOTES TO FINANCIAL STATEMENTS February 28, 2021 (Unaudited) (Continued)

Funds, upon sixty days written notice to the Adviser. The Adviser is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three years from the date the fees were waived and/or expenses were paid. The Funds must pay their current ordinary operating expenses before the Adviser is entitled to any reimbursements of fees and/or expenses. Any such reimbursement is subject to the Board’s review and approval. This reimbursement may be requested by the Adviser if the aggregate amount actually paid by the Funds toward operating expenses for such period (taking into account any reimbursement) does not exceed the lesser of the Expense Caps in place at the time of waiver or at the time of reimbursement. Each of the Funds operated at or below the current Expense Caps. Accordingly, for the six months ended February 28, 2021, the Adviser did not waive any fees or reimburse expenses. Any amount due from the Adviser is paid monthly to the Funds, if applicable.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Funds’ administrator, fund accountant, and transfer agent. In those capacities, Fund Services maintains the Funds’ books and records, calculates each Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of the Funds’ expenses, reviews expense accruals, and prepares materials supplied to the Trustees. The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by each Fund to Fund Services for these services for the six months ended February 28, 2021 are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. U.S. Bank N.A. serves as the Funds’ custodian. U.S. Bank N.A. is an affiliate of Fund Services.

The Funds have entered into Sub-Transfer Agent Arrangements (the “Arrangements”). All Arrangements must be approved by the Board. For the six months ended February 28, 2021, the Sub-Transfer Agent Fees and Transfer Agent Fees incurred by the Funds are disclosed in the Statements of Operations.

NOTE 4 – SECURITIES LENDING

The Funds may lend up to 33 1/3% of the securities in each of its portfolios to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 100% of the market value of any loaned securities at the time of the loan, plus accrued interest.

Villere Funds

NOTES TO FINANCIAL STATEMENTS February 28, 2021 (Unaudited) (Continued)

The Funds receive compensation in the form of fees and earn interest on the cash collateral. The amount of fees depends on a number of factors, including the type of security and length of the loan. The Funds continue to receive interest payments or dividends on the securities loaned during the borrowing period. The Funds have the right under the terms of the securities lending agreement to recall the securities from the borrower on demand.

As of February 28, 2021, the Funds had loaned securities that were collateralized by cash equivalents. The cash collateral is invested by U.S. Bank N.A. in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. The Funds could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Funds are indemnified from this risk by contract with the securities lending agent.

As of February 28, 2021, the market value of the securities on loan and payable on collateral received for securities lending were as follows:

	Market Value of	Payable on
	Securities on Loan	Collateral Received
Balanced Fund	$18,901,494	$19,348,694
Equity Fund	10,432,979	10,301,632

The Funds receive cash as collateral in return for securities lent as part of the securities lending program. The collateral is invested in the Mount Vernon Liquid Assets Portfolio (a money market fund subject to Rule 2a-7 under the 1940 Act). Prior to October 21, 2020 the collateral was invested in the First American Government Obligations Fund – Class Z (a money market fund subject to Rule 2a-7 under the 1940 Act). The Schedules of Investments for the Funds include the particular cash collateral holding as of February 28, 2021. The remaining contractual maturity of all securities lending transactions is overnight and continuous.

The net fee and interest income earned by the Funds on investments of cash collateral received from borrowers for the securities loaned to them are reflected in the Statements of Operations.

Due to the absence of a master netting agreement related to the Funds’ participation in securities lending, no additional offsetting disclosures have been made on behalf of the Funds for the total borrowings listed above.

Villere Funds

NOTES TO FINANCIAL STATEMENTS February 28, 2021 (Unaudited) (Continued)

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the six months ended February 28, 2021, the cost of purchases and proceeds from the sales and maturities of securities, excluding short-term investments were as follows:

	Purchases	Sales/Maturities
Balanced Fund	$10,736,601	$41,650,865
Equity Fund	3,203,576	4,690,193

For the six months ended February 28, 2021, there were no purchases or sales of U.S. Government obligations in the Funds.

NOTE 6 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended February 28, 2021 and the year ended August 31, 2020 for the Funds were as follows:

Balanced Fund
	February 28, 2021	August 31, 2020
Distributions paid from:
Ordinary income	$1,224,137	$1,629,240
Long-term capital gain	10,583,641	—
	$11,807,778	$1,629,240

Equity Fund
	February 28, 2021	August 31, 2020
Distributions paid from:
Ordinary income	$—	$73,863
Long-term capital gain	361,151	—
	$361,151	$73,863

Villere Funds

NOTES TO FINANCIAL STATEMENTS February 28, 2021 (Unaudited) (Continued)

As of the most recent fiscal year end August 31, 2020, the components of accumulated earnings/(losses) on a tax basis were as follows:

Balanced Fund
Cost of investments	$177,570,789
Gross tax unrealized appreciation	37,721,833
Gross tax unrealized depreciation	(20,660,770)
Gross tax unrealized appreciation (depreciation)	17,061,063
Undistributed ordinary income	1,051,391
Undistributed long-term capital gain	7,135,737
Total distributable earnings	8,187,128
Other distributable (accumulated) earnings (losses)	—
Total distributable (accumulated) earnings (losses)	$25,248,191

Equity Fund
Cost of investments	$39,021,467
Gross tax unrealized appreciation	10,552,530
Gross tax unrealized depreciation	(4,274,610)
Gross tax unrealized appreciation (depreciation)	6,277,920
Undistributed ordinary income	—
Undistributed long-term capital gain	143,950
Total distributable earnings	143,950
Other distributable (accumulated) earnings (losses)	(76,350)
Total distributable (accumulated) earnings (losses)	$6,345,520

Under tax law, net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. At the most recent fiscal year end August 31, 2020, the Funds deferred, on a tax basis, qualified late year losses, consisting of the following:

	Post-October	Ordinary Late
	Losses	Year Losses
Balanced Fund	$—	$—
Equity Fund	—	(76,350)

Villere Funds

NOTES TO FINANCIAL STATEMENTS February 28, 2021 (Unaudited) (Continued)

NOTE 7 – CREDIT FACILITY

U.S. Bank N.A. has made available to the Funds credit facilities pursuant to separate Loan and Security Agreements for temporary or extraordinary purposes. Interest expense for the six months ended February 28, 2021 is disclosed in the Statements of Operations, if applicable. Credit facility activity for the six months ended February 28, 2021 was as follows:

	Balanced Fund	Equity Fund
Maximum available credit	$25,000,000	$2,500,000
Largest amount outstanding
on an individual day	—	—
Average daily loan outstanding	—	—
Credit facility outstanding as
of February 28, 2021	—	—
Average interest rate when in use	—	—

NOTE 8 – (COVID-19) PANDEMIC

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.  Please refer to the Funds’ prospectus for information regarding the Funds’ principal risks.

Villere Funds

EXPENSE EXAMPLES For the Six Months Ended February 28, 2021 (Unaudited)

As a shareholder of the Funds you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (9/1/20 – 2/28/21).

Actual Expenses

The Actual line of the following tables provide information about actual account values based on actual returns and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Fund Services, the Funds’ transfer agent. If you request a redemption be made by wire transfer, the Funds’ transfer agent currently charges a $15.00 fee. You will be charged a redemption fee equal to 2% of the net amount of the redemption if you redeem shares within 60 calendar days after you purchase them for the Equity Fund. In addition to the Funds’ expenses, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds of other investment companies in which the Funds have shares. Actual expenses of the underlying funds may vary. These expenses are not included in the following examples. The following examples include, but are not limited to, investment advisory fees, fund accounting fees, administration fees, custody fees and transfer agent fees. However, the following examples do not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical line of the following tables include information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account

Villere Funds

EXPENSE EXAMPLES For the Six Months Ended February 28, 2021 (Unaudited) (Continued)

balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Balanced Fund

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 9/1/20	Value 2/28/21	9/1/20 – 2/28/21[1]
Actual	$1,000.00	$1,179.10	$5.35
Hypothetical (5% return
before expenses)	1,000.00	1,019.89	4.96

[1]
Expenses are equal to the Balanced Fund’s annualized expense ratio for the most recent six-month period of 0.99% multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

Equity Fund

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 9/1/20	Value 2/28/21	9/1/20 – 2/28/21[2]
Actual	$1,000.00	$1,214.10	$6.70
Hypothetical (5%
return before expenses)	1,000.00	1,018.74	6.11

[2]
Expenses are equal to the Balanced Fund’s annualized expense ratio for the most recent six-month period of 1.22% multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

Villere Funds

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request without charge, by calling 866.209.1129 or by accessing the Funds’ website at www.villere.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Funds vote proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 866.209.1129. Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Funds’ quarterly holdings for the most recent fiscal year can be obtained by accessing the Funds’ website at www.villere.com. The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT is available on the SEC’s website at www.sec.gov. The Funds’ Form N-PORT may also be obtained by calling 866.209.1129.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

Each year, you are automatically sent an updated prospectus as well as annual and semi-annual reports for the Funds, if applicable. To reduce expenses, the Funds may mail only one copy of each Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds’ transfer agent at 866.209.1129 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request. In addition, see the Important Notice on the cover page for changes to the distribution of the annual and semi-annual reports effective January 1, 2021.

INFORMATION ABOUT THE FUNDS’ TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling 866.209.1129. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Funds’ website at www.villere.com.

 (This Page Intentionally Left Blank.)

Villere Funds

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Adviser
St. Denis J. Villere & Company, LLC
601 Poydras Street, Suite 1808
New Orleans, LA 70130-6308

Distributor
Quasar Distributors, LLC
111 E. Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

Custodian
U.S. Bank N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202
(866) 209-1129

Independent Registered Public Accounting Firm
Tait, Weller & Baker, LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Legal Counsel
Sullivan & Worcester, LLP
1633 Broadway, 32nd Floor
New York, NY 10019

Villere Balanced Fund
Symbol – VILLX
CUSIP – 742935539

Villere Equity Fund
Symbol – VLEQX
CUSIP – 74316J391

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

(c)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title) /s/ Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date   May 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date   May 3, 2021

By (Signature and Title) /s/ Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date   May 3, 2021

*	Print the name and title of each signing officer under his or her signature.